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                                                                    Exhibit 10.9

                             INTERCREDITOR AGREEMENT


                                     Between


                         U.S. BANK NATIONAL ASSOCIATION,
                         a national banking association,
                                   as Trustee

                                       and

                               RANK AMERICA, INC.,
                             a Delaware corporation,
                               as Junior Creditor


                                JANUARY 23, 2004

                                                               EXECUTION VERSION

                                TABLE OF CONTENTS

1.   DEFINITIONS...............................................................2
     1.1   DEFINED TERMS.......................................................2
     1.2   INDEX OF ADDITIONAL DEFINED TERMS...................................5
     1.3   INTERPRETATION......................................................5

2.   THE CREDIT DOCUMENTS......................................................5
     2.1   LENDERS' CONFIRMATIONS..............................................5
     2.2   LOSS PROCEEDS.......................................................5

3.   SUBORDINATION PROVISIONS..................................................5
     3.1   SUBORDINATION OF CLAIMS.............................................6
     3.2   DISTRIBUTION OF ASSETS..............................................6
     3.3   VOTING AND PROOFS OF CLAIM..........................................7
     3.4   RECEIPT OF PAYMENTS.................................................7
     3.5   NO ASSIGNMENT OR MODIFICATION.......................................9
     3.6   NO CLAIM TO COLLATERAL BY JUNIOR CREDITOR...........................9

4.   CONDITIONS TO REPAYMENT UNDER THE SUBORDINATED NOTE......................10

5.   OWNERSHIP AND ASSIGNMENT OF SUBORDINATED NOTE............................10

6.   LEGENDS..................................................................10

7.   EVENTS OF DEFAULT AND STANDSTILL PERIOD..................................10
     7.1   NOTIFICATION OF EVENT OF DEFAULT...................................10
     7.2   STANDSTILL PERIOD..................................................11

8.   OBLIGATIONS ABSOLUTE.....................................................11

9.   BANKRUPTCY...............................................................12

10.  TERMINATION OF AGREEMENT.................................................12

11.  MISCELLANEOUS............................................................12
     11.1  WAIVER.............................................................12
     11.2  INVALIDITY.........................................................12
     11.3  ASSIGNMENT.........................................................12
     11.4  TIME...............................................................12
     11.5  CHOICE OF LAW......................................................12
     11.6  ENTIRE AGREEMENT; AMENDMENTS.......................................12
     11.7  NOTICES............................................................13
     11.8  COUNTERPARTS.......................................................13
     11.9  RIGHT TO CONSULT COUNSEL...........................................13
     11.10 THIRD PARTY BENEFICIARIES..........................................14

                                                               EXECUTION VERSION

                                        i
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                             INTERCREDITOR AGREEMENT

          THIS INTERCREDITOR AGREEMENT (the "AGREEMENT") is made as of January 23, 2004, by and among U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee acting on behalf of itself and the Holders (as defined below) pursuant to the Indenture (in such capacity, together with its successors and assigns from time to time under the Indenture, the "TRUSTEE") and RANK AMERICA, INC., a Delaware corporation (the "JUNIOR CREDITOR").

                                    RECITALS

     A. FIRST MORTGAGE NOTES. Concurrently herewith, Premier Entertainment Biloxi LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER") and Premier Finance Biloxi Corp., a Delaware corporation ("PFC" and together with Premier, the "COMPANY"), are issuing $160,000,000 aggregate principal amount of 10 3/4% First Mortgage Notes due 2012 (together with all notes issued from time to time under the Indenture, including all notes issued in exchange or replacement therefore, the "FIRST MORTGAGE NOTES").

     B. SUBORDINATED NOTE. Concurrently herewith, Junior Creditor shall purchase from the Issuer an unsecured subordinated note in an amount of $10,000,000 (as amended, modified or supplemented from time to time in accordance with SECTION 3.5, the "SUBORDINATED NOTE"), the proceeds of which will be applied to finance Project Costs, as defined and more particularly described in the Cash Collateral and Disbursement Agreement.

     C. PROCEEDS OF THE FIRST MORTGAGE NOTES AND THE SUBORDINATED NOTE. The Company will use the net proceeds from the sale of the First Mortgage Notes and the proceeds of the Subordinated Note to develop, construct and operate the Hard Rock Hotel and Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities (the "FACILITY") upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi.

     D. COLLATERAL ARRANGEMENTS. The First Mortgage Notes are secured by all of the Collateral, as set forth in the Indenture, pursuant to the Collateral Documents. The Subordinated Note is not and will not be secured by any collateral other than as permitted under SECTION 3.6.1.

     E. SUBORDINATION. The Trustee, on behalf of the Holders, has agreed that the Company may incur indebtedness under the Subordinated Note only if the Junior Creditor shall join in this Agreement and subordinate, to the extent and in the manner hereinafter set forth, all claims and rights in respect of the Subordinated Note to all First Mortgage Notes Obligations (as defined below) to the extent set forth in this Agreement.

     F. PURPOSE. The parties have entered into this Agreement in order to (a) provide for the subordination of the obligations and liabilities in respect of the Subordinated Note to the obligations and liabilities in respect of the First Mortgage Notes in favor of the Trustee (for the benefit of the Holders) and (b) set forth certain conditions upon which payments shall be made on the Subordinated Note.

                                                               EXECUTION VERSION

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                                    AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

          1.1 DEFINED TERMS. The terms defined in this SECTION 1 shall have the meanings herein specified:

          "AA CAPITAL" means collectively, AA Capital Equity Fund, L.P., a Delaware limited partnership and AA Capital Biloxi Co-Investment Fund, L.P., a Delaware limited partnership.

          "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "BLOCKING EVENT" means:

                 (a) the occurrence of any uncured First Mortgage Notes Event of Default;

                 (b) the occurrence of any uncured First Mortgage Notes Default under SECTIONS 6.01(a) or (b) of the Indenture [PAYMENT DEFAULT];

                 (c) the receipt by Junior Creditor of a First Mortgage Notes Default Notice with respect to the occurrence of any uncured First Mortgage Notes Default under the Indenture (other than a First Mortgage Notes Default under SECTIONS 6.01(a) or (b) of the Indenture), PROVIDED, HOWEVER, that a First Mortgage Notes Default described in clause (c) shall be a Blocking Event if: (i) such Event of Default has remained uncured for a period of less than 180 days (it being understood that an uncured First Mortgage Notes Default described in clause (c) that continues for more than 180 days shall not constitute a "Blocking Event"); (ii) no other such Blocking Event has commenced within the past 365 days; and (iii) no more than two other such Blocking Events have occurred since the date of this Agreement;

PROVIDED, FURTHER, that any Blocking Event shall terminate upon the cure, or the waiver by the Holders, of the First Mortgage Notes Default or Event of Default under the Indenture that triggered such Blocking Event.

          "CLOSING DATE" means the date on which this Agreement is executed.

          "COLLATERAL" has the meaning ascribed thereto in the Indenture.

          "COLLATERAL DOCUMENTS" has the meaning ascribed thereto in the Indenture.

          "CREDIT PARTIES" means the Trustee, the Holders and the Junior
Creditor.

                                                               EXECUTION VERSION

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          "EQUITY AGREEMENT" means that certain Equity Agreement entered into among, Premier, AA Capital and GAR dated as of even date herewith.

          "EXERCISE REMEDIES" or "EXERCISE OF REMEDIES" shall mean, with respect to each Credit Party, the taking of any action to enforce its rights or remedies against the Company following the occurrence of a First Mortgage Notes Event of Default or a Subordinated Note Event of Default, including, without limitation, the acceleration of all or a portion of the obligations under such agreement, the filing or initiation of an Insolvency or Liquidation Proceeding against the Company or any other Person within the Company, the commencement of any foreclosure proceedings against any Collateral, the repossession of any Collateral, or the appointment or institution of a receiver, custodian or similar official to take custody of any assets of the Company or other members of the Company; PROVIDED, HOWEVER, that the term "Exercise Remedies" shall specifically exclude (a) the issuance of any notice of default, (b) any actions by a Credit Party to suspend (i) any disbursements from any accounts of the Company in which such Credit Party has a security interest or (ii) advances under the particular Note and (c) the recording of a Notice of Default in the County Recorder's Office of Harrison County, Mississippi.

          "FIRST MORTGAGE NOTES DEFAULT" means the occurrence and continuance of a Default under the Indenture or the Collateral Documents.

          "FIRST MORTGAGE NOTES DEFAULT NOTICE" shall mean a written notice from the Trustee to the Junior Creditor pursuant to which the Junior Creditor is notified of the occurrence of a First Mortgage Notes Default, which notice incorporates a reasonably detailed description of such First Mortgage Notes Default.

          "FIRST MORTGAGE NOTES EVENT OF DEFAULT" means the occurrence and continuance of an Event of Default under the Indenture or the Collateral Documents.

          "FIRST MORTGAGE NOTES OBLIGATIONS" means any principal, interest, premium (if any), penalties, fees, expenses, indemnification, reimbursements, damages (including liquidated damages, if any) and other liabilities payable with respect to the First Mortgage Notes pursuant to the First Mortgage Notes, the Indenture or the Collateral Documents. "First Mortgage Notes Obligations" shall also include all amendments, modifications and refinancings of the foregoing, provided such amendments, modifications or refinancings do not (i) cause the principal amount (or accreted value, as appropriate) of the First Mortgage Notes Obligations to exceed $180,000,000 plus accrued interest and liquidated damages on the portion of the First Mortgage Notes Obligations to be amended or refinanced, expenses and applicable premiums, or (ii) cause the final maturity date of the First Mortgage Notes Obligations to be later than the portion of the First Mortgage Notes Obligations to be amended or refinanced or
(iii) reduce the weighted average life to maturity of the First Mortgage Notes Obligations.

          "GAR" means GAR, LLC, a Mississippi limited liability company.

          "HOLDERS" means the holders from time to time of the First Mortgage Notes.

                                                               EXECUTION VERSION

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          "INDENTURE" means the Indenture dated as of the date hereof, among the
Company, PFC, and the Trustee for the benefit of the Holders (as amended, modified or supplemented from time to time).

          "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any case commenced by or against the Company under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company, any receivership or assignment for the benefit of creditors relating to the Company or any similar case or proceeding relative to the Company or its creditors, as such, in each case whether or not voluntary; or
(b) any other proceeding of any type or nature in which substantially all claims of creditors of the Company are determined and any payment or distribution is or may be made on account of such claims.

          "INVESTMENT AGREEMENT" means that certain Investment Agreement dated as of January 13, 2004, entered into among the Issuer and Junior Creditor.

          "NOTE" or "NOTES" means, as the context requires, any or all of the First Mortgage Notes and the Subordinated Note.

          "OTHER PAYMENTS RELEASE CONDITION" means 91 days have elapsed since the date all First Mortgage Notes Obligations have been Paid in Full.

          "PAID IN FULL" or "PAYMENT IN FULL" means the defeasance or other payment in full in cash of the First Mortgage Notes in accordance with the Indenture.

          "PERSON" has the meaning ascribed thereto in the Indenture.

          "SUBORDINATED NOTE CLAIMS" means (a) all principal of, and premium, if any, and interest on, the Subordinated Note (including, without limitation, any interest accruing thereon at the legal rate after the commencement of any Insolvency or Liquidation Proceeding and any additional interest that would have accrued thereon but for the commencement of such Insolvency or Liquidation Proceeding) and (b) all other indebtedness, obligations and liabilities of the Company to the Junior Creditor, whether now existing or hereafter incurred or created, under or with respect to the Subordinated Note Financing Agreements. For purposes of this Agreement, the parties agree that all indebtedness, obligations or liabilities of the Company to the Junior Creditor under (i) that certain License Agreement dated as of May 15, 2003 by and between Hard Rock Hotel Licensing, LLC and Premier (the "LICENSE AGREEMENT"), (ii) the Hard Rock Leases (as defined the License Agreement) and (iii) the Memorabilia Lease (as defined the License Agreement), shall not, in any circumstance, constitute Subordinated Note Claims.

          "SUBORDINATED NOTE EVENT OF DEFAULT" means an "Event of Default", as such term is defined in the Investment Agreement.

          "SUBORDINATED NOTE FINANCING AGREEMENTS" means the Subordinated Note, the Investment Agreement and the related documents executed in connection therewith. "SUBORDINATED NOTE FINANCING AGREEMENTS" shall also include all amendments and modifications of the foregoing permitted under SECTION 3.5. "SUBORDINATED NOTE FINANCING

                                                               EXECUTION VERSION

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AGREEMENTS" shall not include the License Agreement, the Hard Rock Leases (as defined the License Agreement) and the Memorabilia Lease (as defined the License Agreement).

          1.2 INDEX OF ADDITIONAL DEFINED TERMS. In addition, the terms listed in the left column below shall have the respective meanings ascribed to such terms in the Section of this Agreement listed opposite such terms in the right column below:

          DEFINED TERM                                                   SECTION
          ------------                                                   -------
          AGREEMENT.................................................Introduction
          AGREEMENT TO BE BOUND (SUBORDINATED NOTE)............................5
          COMPANY..................................................A of Recitals
          FACILITY.................................................C of Recitals
          FIRST MORTGAGE NOTES.....................................A of Recitals
          FIRST MORTGAGE NOTES FINANCING AGREEMENTS..........................2.1
          JUNIOR CREDITOR...........................................Introduction
          PFC......................................................A of Recitals
          PREMIER..................................................A of Recitals
          STANDSTILL PERIOD..................................................7.2
          SUBORDINATED NOTE........................................B of Recitals
          SUBORDINATED NOTE FINANCING AGREEMENTS.............................2.1
          SUBORDINATED NOTE REPAYMENT OBLIGATIONS............................3.2
          TRUSTEE...................................................Introduction

          1.3 INTERPRETATION. Unless otherwise required by the context in which any term appears, the singular shall include the plural and the masculine shall include the feminine and neuter. All references to "Sections" or "Exhibits" shall be to Sections of or Exhibits to this Agreement, and references to paragraphs shall be to separate paragraphs of the section or subsection in which the reference occurs. The titles of the Sections herein have been inserted as a matter of convenience of reference only, and shall not control or affect the meaning or construction of any of the terms or provisions hereof.

     2.   THE CREDIT DOCUMENTS

          2.1 LENDERS' CONFIRMATIONS. The Junior Creditor has reviewed the Indenture, the First Mortgage Notes and the Collateral Documents and hereby approves of and consents to the Indenture, the First Mortgage Notes and the Collateral Documents and the related documents executed in connection therewith (collectively, and together with this Agreement, the "FIRST MORTGAGE NOTES FINANCING AGREEMENTS").

          2.2 LOSS PROCEEDS. If and to the extent that the Trustee releases or consents to the release of insurance or condemnation proceeds pursuant to the Indenture for the purpose of restoring the Facility, the Junior Creditor shall also release or authorize the release of such funds for such purpose, to the extent, if any, that such party's consent to such release is necessary under the Subordinated Note Financing Agreements.

     3.  SUBORDINATION PROVISIONS.

                                                               EXECUTION VERSION

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          3.1    SUBORDINATION OF CLAIMS.  The Junior Creditor agrees on its own behalf, that any and all Subordinated Note Claims shall be subordinate and subject in right of payment to all First Mortgage Notes Obligations to the extent and in the manner provided in these subordination provisions, each holder of any such Subordinated Note Claim (or of any instrument evidencing the same) by acceptance thereof agrees to be bound by these subordination provisions, until the Other Payment Release Condition has been satisfied; PROVIDED that the Company may make payments to, or for the benefit of, Junior Creditor in respect of payments due the Subordinated Note (which the Junior Creditor is hereby specifically authorized to receive and retain) only under the circumstances and in the amounts set forth in SECTION 4 below. If the Company fails because of this Agreement to pay principal of, premium or interest or any other amounts on the Subordinated Note on the due date, the failure is still a Subordinated Note Event of Default under the Subordinated Note (subject to the expiration of any applicable grace period, in accordance with the terms of the Subordinated Note Financing Agreements).

          3.2    DISTRIBUTION OF ASSETS.

                 (a) If all or any part of the assets of the Company, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Company, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of the Company is dissolved or if (except as expressly permitted by the Indenture) all or substantially all of the assets of the Company are sold, and if as a result of the foregoing the First Mortgage Notes are then due to be Paid in Full by the Company in accordance with the Indenture (without regard to any provision of any Bankruptcy Law that might prevent the First Mortgage Notes from becoming due to be Paid in Full), then, and in any such event, any payment or distribution of any kind or character, whether in cash, securities, other investment property or otherwise, which shall be payable or deliverable upon or with respect to any repayment obligations of the Company to the Junior Creditor under the Subordinated Note or the Subordinated Note Financing Agreements, including without limitation any penalties, fees, expenses, indemnifications, reimbursements or damages (the "SUBORDINATED NOTE REPAYMENT OBLIGATIONS") shall be paid or delivered directly to the Trustee for application to the First Mortgage Notes, due, until the Other Payment Release Condition has been satisfied.

                 (b) Following the satisfaction of the Other Payment Release Condition and the Trustee's and Company's receipt of a written notice from the Junior Creditor specifying the amount necessary to pay in full in cash the Subordinated Note Repayment Obligations, the Trustee shall promptly pay any amounts in excess of the amounts required to Pay in Full the First Mortgage Notes Obligations to the Junior Creditor for application to the Subordinated Note Repayment Obligations in accordance with the terms thereof; PROVIDED, HOWEVER, that if the amount of such excess is greater than the amount necessary to pay in full in cash the Subordinated Note Repayment Obligations as specified in such written notice from the Junior Creditor, then the Trustee shall pay the amount specified in such notice to the Junior Creditor and shall retain the excess in a segregated account as provided below to be released to the appropriate party pursuant to this Section. Promptly after the payment in full in cash of the Subordinated Note Repayment Obligations, the Trustee shall pay any amounts in excess of the amounts required to Pay in Full the First Mortgage Notes Obligations and to pay in full in cash the Subordinated Note Repayment Obligations as follows: (1) if the Trustee shall have

                                                               EXECUTION VERSION
foreclosed upon the pledge of the membership interests in the Company pursuant to the "Collateral Documents" (as defined in the Indenture), then the Trustee shall pay such amounts directly to AA Capital to be distributed in accordance with the Equity Agreement, or to the persons legally entitled thereto as directed by a court of competent jurisdiction; and (2) if the Trustee shall not have foreclosed upon the pledge of the membership interests in the Company pursuant to the "Collateral Documents" (as defined in the Indenture), then the Trustee shall pay such amounts directly to Premier, or to the persons legally entitled thereto as directed by a court of competent jurisdiction.

                 (c)  Notwithstanding anything to the contrary contained in this
SECTION 3.2, the Junior Creditor shall be entitled to retain any distributions of equally subordinated debt or equity securities to the extent permitted under
SECTION 9. Excess amounts not immediately applied by the Trustee to Pay In Full the First Mortgage Notes Obligations or to pay in full the Subordinated Note Repayment Obligations shall be held by the Trustee in a segregated account and invested in "Governmental Securities" (as defined in the Indenture) until such funds are released to the appropriate party in accordance with this SECTION 3.2. Any investment income earned on such excess amounts shall be released to the appropriate party when such excess amounts are released in accordance with this
SECTION 3.2.

          3.3 VOTING AND PROOFS OF CLAIM. At any meeting of creditors or in the event of any Insolvency or Liquidation Proceeding involving the Company, the Junior Creditor shall retain the right to vote, file a proof of claim and otherwise act with respect to the Subordinated Note Repayment Obligations (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), provided that the Junior Creditor shall not initiate or prosecute any claim or action in such Insolvency or Liquidation Proceeding challenging the enforceability of the First Mortgage Notes Obligations, this Agreement, or any liens and security interests securing the First Mortgage Notes Obligations. In the event the Junior Creditor fails to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Note Repayment Obligations in connection with any such Insolvency or Liquidation Proceeding prior to 15 days before the expiration of the time to file any such proof or fails to vote any such claim in any such Insolvency or Liquidation Proceeding prior to five days before the expiration of the time to vote any such claim, the Junior Creditor hereby irrevocably authorizes, empowers and appoints the Trustee its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim and vote such claim in any such Insolvency or Liquidation Proceeding; provided (i) if following the filing of any such proof of claim, the Junior Creditor timely files a proper proof of claim, then such filing by the Junior Creditor shall be deemed to control and supercede any such previous filing by the Trustee and, upon the written request of the Junior Creditor, the Trustee will withdraw such previous filing and (ii) the Trustee shall have no obligation to exercise any such authority with respect to the Junior Creditor's claim.

          3.4    RECEIPT OF PAYMENTS.

                 (a) If any payment, distribution, security or other investment property or instrument or any proceeds thereof is received by the Junior Creditor, upon or with respect to the Subordinated Note Repayment Obligations in violation of this Agreement, the Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Trustee and the

                                                               EXECUTION VERSION

Holders, and shall forthwith deliver the same to the Trustee, for the benefit of the Holders, in precisely the form received (except for the endorsement or assignment of the Junior Creditor where necessary or advisable in the Trustee's judgment), for application to any of the First Mortgage Notes, due or to become due, and, until so delivered, the same shall be segregated from the other assets of the Junior Creditor and held in trust by the Junior Creditor as the property of the Trustee, for application to the First Mortgage Notes due or to become due until the Other Payment Release Condition has been satisfied. If such Junior Creditor fails to make any such endorsement or assignment to the Trustee, the Trustee or any of its officers, employees or representatives are hereby irrevocably authorized to make the same.

                 (b) Following the satisfaction of the Other Payment Release Condition and the Trustee's and Company's receipt of a written notice from the Junior Creditor specifying the amount necessary to pay in full in cash the Subordinated Note Repayment Obligations, the Trustee shall pay any amounts in excess of the amounts required to Pay in Full the First Mortgage Notes Obligations to the Junior Creditor for application to the Subordinated Note Repayment Obligations in accordance with the terms thereof; PROVIDED, HOWEVER, that if the amount of such excess is greater than the amount necessary to pay in full in cash the Subordinated Note Repayment Obligations as specified in such written notice from the Junior Creditor, then the Trustee shall pay the amount specified in such notice to the Junior Creditor and shall retain the excess in a segregated account as provided below to be released to the appropriate party pursuant to this Section. Promptly after the payment in full in cash of the Subordinated Note Repayment Obligations, the Trustee shall pay any amounts in excess of the amounts required to Pay in Full the First Mortgage Notes Obligations and to pay in full in cash the Subordinated Note Repayment Obligations as follows: (1) if the Trustee shall have foreclosed upon the pledge of the membership interests in the Company pursuant to the "Collateral Documents" (as defined in the Indenture), then the Trustee shall pay such amounts directly to AA Capital to be distributed in accordance with the Equity Agreement, or to the persons legally entitled thereto as directed by a court of competent jurisdiction; and (2) if the Trustee shall not have foreclosed upon the pledge of the membership interests in the Company pursuant to the "Collateral Documents" (as defined in the Indenture), then the Trustee shall pay such amounts directly to Premier, or to the persons legally entitled thereto as directed by a court of competent jurisdiction. Excess amounts not immediately applied by the Trustee to Pay In Full the First Mortgage Notes Obligations or to pay in full the Subordinated Note Repayment Obligations shall be held by such party in a segregated account and invested in "Governmental Securities" (as defined in the Indenture) until such funds are released to the appropriate party in accordance with this SECTION 3.4. Any investment income earned on such excess amounts shall be released to the appropriate party when such excess amounts are released in accordance with this SECTION 3.4.

                 (c)  Notwithstanding anything to the contrary in this
SECTION 3.4, the Junior Creditor shall be entitled to retain any distributions of equally subordinated debt or equity securities to the extent permitted under
SECTION 9. The First Mortgage Notes Obligations shall continue to be treated as First Mortgage Notes Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Trustee and the Junior Creditor even if all or part of the First Mortgage Notes Obligations or the security interests securing the First Mortgage Notes Obligations are subordinated or set aside, avoided, invalidated or disallowed in connection with any such Insolvency or Liquidation Proceeding, and this

                                                               EXECUTION VERSION

Agreement shall be reinstated if at any time any payment of any of the First Mortgage Notes Obligations is rescinded or must otherwise be returned by any holder of the First Mortgage Notes or any representative of such holder.

          3.5 NO ASSIGNMENT OR MODIFICATION. The Junior Creditor agrees that until the Other Payment Release Condition has been satisfied, the Junior Creditor will not (a) assign or transfer, or agree to assign or transfer, to any Person (other than in favor of the Trustee for the benefit of the Holders) any claim such party has or may have against the Company, except as expressly permitted under SECTION 5; or (b) otherwise amend, modify, supplement, waive or fail to enforce any provision of this Agreement except as permitted by Article 4 of the Indenture. The Junior Creditor shall be entitled to amend, modify or supplement any provisions of the Subordinated Note Financing Agreements without the prior written consent of the Trustee so long as such amendments, modifications or supplements do not: (i) cause the principal amount (or accreted value, as appropriate) of the Subordinated Note to exceed $10,000,000 plus accrued interest on the portion of the Subordinated Note to be amended and expenses; or (ii) cause the final maturity date of the Subordinated Note to be earlier than 91 days after the final maturity date of the First Mortgage Notes Obligations; or (iii) change circumstances upon which Premier is required to make mandatory prepayments of the Subordinated Note; or (iv) modify the interest rate (unless such increase does not increase the amount of cash portion of debt service associated with the Subordinated Note Claims payable prior to the Payment in Full of the First Mortgage Notes Obligations); or (v) modify the interest or principal payment dates under the Subordinated Note Financing Agreements, except for changes in payment dates corresponding to changes to principal or interest payment dates under the Indenture or the First Mortgage Notes; or (vi) otherwise violate or conflict with SECTIONS 4.09 and 4.07 of the Indenture [PERMITTED INDEBTEDNESS; RESTRICTED PAYMENT COVENANT]. Notwithstanding anything to the contrary in this SECTION 3.5, the Junior Creditor shall be entitled to retain any distributions of equally subordinated debt or equity securities to the extent permitted under SECTION 9.

          3.6    NO CLAIM TO COLLATERAL BY JUNIOR CREDITOR.

                 3.6.1 NO CLAIM; NO ACQUISITION OF INTEREST IN COLLATERAL. The Junior Creditor confirms that it has absolutely no lien, claim, right, title or interest in or to the Collateral or any portion thereof, and shall not at any time directly or indirectly acquire any interest in any Collateral other than judgment liens obtained pursuant to the Junior Creditor's Exercise of Remedies in accordance with, and as permitted under, this Agreement. If the Junior Creditor ever obtains any right, title, interest or lien in the Collateral, the Junior Creditor shall, within ten days after written demand by the Trustee, terminate and release such interest or assign it to the Trustee as directed by the Trustee to the extent that such Collateral is being sold and the proceeds of such sale are to be used to permanently reduce the First Mortgage Notes Obligations.

                 3.6.2 PRIORITY. The Trustee on behalf of the Holders and the Junior Creditor acknowledges that (a) the Subordinated Note and the Subordinated Note Repayment Obligations are not and will not be secured by any Collateral and the Junior Creditor shall have no lien, charge or interest in the Collateral other than judgment liens permitted under SECTION 3.6.1; (b) until the Other Payment Release Condition has been satisfied, any lien, charge, and interest that the Junior Creditor may acquire in the Collateral by operation of law or otherwise in violation of clause (a) above is subject and subordinate to the rights of the Trustee and the

                                                               EXECUTION VERSION

Holders in the Collateral and (c) the Junior Creditor shall have no right to possession of any such assets or to foreclose upon, or exercise any other remedy in respect of, any such assets, whether by judicial action or otherwise, unless and until the Other Payment Release Condition has been satisfied. If the Trustee, the Holders, or a purchaser at a foreclosure sale held by the Trustee acquires title to the Collateral, then such title shall be free and clear of, and absolutely not subject to, any claim, right, title or interest of the Junior Creditor, except as provided above.

     4. CONDITIONS TO REPAYMENT UNDER THE SUBORDINATED NOTE. All payments with respect to the Subordinated Note shall be subject to the terms and conditions of the Investment Agreement and the Subordinated Note, provided that, the Company may: (a) make payments to the Junior Creditor as permitted by SECTION 4.07 of the Indenture [RESTRICTED PAYMENTS COVENANT] so long as no Blocking Event has occurred and is then continuing; and (b) make any other payments under or with respect to the Subordinated Note Financing Agreements (including principal payments) only if the Other Payments Release Condition is satisfied immediately before such payment is made.

     5. OWNERSHIP AND ASSIGNMENT OF SUBORDINATED NOTE.The Junior Creditor represents and warrants that it is the lawful owner of the Subordinated Note, and no part thereof has been assigned to or subordinated or subjected to any other security interest in favor of anyone other than the Trustee (for the benefit of the Holders). The Trustee agrees that the Junior Creditor may assign all or any portion of the Subordinated Note only if (a) Junior Creditor has, or has caused its assignee to, pay the Trustee's attorney's fees and costs in connection therewith; (b) such assignment is made in compliance with the terms of the Investment Agreement and (c) such assignee executes and delivers to the Trustee an agreement to be bound by the terms of this Agreement (including provisions relating to assignment), in form and substance substantially similar (as determined by the Trustee) to EXHIBIT A attached hereto (an "AGREEMENT TO BE BOUND (SUBORDINATED NOTE)").

     6. LEGENDS. Each instrument evidencing any Subordinated Note Claim, shall contain the following legend conspicuously noted on the face thereof:
"THIS NOTE AND THE RIGHTS OF THE HOLDER(S) OF THIS NOTE ARE SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT (AS DEFINED BELOW) PURSUANT TO WHICH THIS NOTE AND SUCH RIGHTS ARE MADE EXPRESSLY SUBORDINATE TO THE RIGHTS OF THE TRUSTEE UNDER THE INDENTURE AND THE HOLDERS OF THE FIRST MORTGAGE NOTES (EACH AS DEFINED THEREIN) AND CERTAIN OTHER PARTIES. EACH HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, AGREES TO BE SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT" and shall specifically state that a copy of this Agreement is on file with the Junior Creditor and is available for inspection at the Junior Creditor's offices.

     7.   EVENTS OF DEFAULT AND STANDSTILL PERIOD.

          7.1 NOTIFICATION OF EVENT OF DEFAULT. The Company hereby agrees, for the benefit of the Trustee on behalf of the Holders, to provide written notice to the Trustee within 10 Business Days after obtaining actual knowledge of the occurrence or assertion of a Subordinated Note Event of Default. The Junior Creditor, may, but shall not be required to, provide written notice to the Trustee of the occurrence of a Subordinated Event of Default. Until such notice

                                                               EXECUTION VERSION

(from either the Company or the Junior Creditor) has been delivered to the Trustee and the Standstill Period has expired in accordance with and subject to the provisions of SECTION 7.2, the Junior Creditor shall refrain from the Exercise of Remedies.

          7.2 STANDSTILL PERIOD. The delivery by the Junior Creditor or the Company to the Trustee of the notice of a Subordinated Note Event of Default referred to in SECTION 7.1 with respect to the occurrence of a Subordinated Note Event of Default, which notice references the commencement of the Standstill Period, shall commence a Standstill Period of 180 days ("STANDSTILL PERIOD"). Until the expiration of such Standstill Period:

          (a) unless otherwise agreed in writing by the Credit Parties, the Junior Creditor agrees not to Exercise Remedies (except (i) to the extent that such Exercise of Remedies is necessary to prevent the expiration of any applicable statute of limitations; or (ii) for seeking specific performance or other injunctive relief to compel the Company to comply with an obligation under the Subordinated Note Financing Agreements, so long as (1) it is not accompanied by a claim for monetary damages, (2) it does not have a material adverse effect on the Collateral and (3) it does not, and is not likely to, require the Company incur any material expense) unless (x) the Trustee Exercises Remedies (except and to the extent that such Exercise of Remedies is necessary to prevent the expiration of any applicable statute of limitations); (y) an Insolvency or Liquidation Proceeding has commenced or been initiated with respect to the Company; or (z) there occurs (1) a sale, assignment, transfer or other disposition of all or substantially all of the assets of the Company, (2) a merger or consolidation of the Company with another Person where the Company is not the surviving or successor entity, (3) a change in the equity ownership of the Company such that one or more Persons (other than the equity holders of the Company as of the date hereof) either (i) own in the aggregate in excess of 50% of the then outstanding equity interests of the Company or (ii) are able to elect a majority of the board of directors of the Company or (4) a distribution of the Company's assets as described in SECTION 3.2 above; and

          (b) the Junior Creditor shall reinstate the Subordinated Note Financing Agreements and recommence funding thereunder in accordance with the terms of such Subordinated Note Financing Agreement only: (i) if all Subordinated Note Events of Default are cured (or waived to the satisfaction of the Junior Creditor), (ii) all First Mortgage Notes Events of Default under the First Mortgage Notes Financing Agreements are cured (or waived to the satisfaction of the Trustee) and (iii)(A) the Trustee notifies the Junior Creditor that the First Mortgage Notes Financing Agreements will be reinstated and that funding under the First Mortgage Notes Financing Agreements will recommence; or (B) the First Mortgage Notes Financing Agreements are otherwise reinstated under applicable law.

     8. OBLIGATIONS ABSOLUTE. Nothing contained herein shall: (a) impair, except during a Blocking Event or as expressly provided herein, the obligation of the Company to pay to the Junior Creditor all amounts payable in respect of such Subordinated Note Claim as and when the same shall become due and payable in accordance with the terms thereof; or (b) prevent, except during a Standstill Period or as expressly provided herein, the Junior Creditor from exercising all rights, powers and remedies otherwise permitted by applicable law or upon a default or Subordinated Note Event of Default or any documents or agreements related thereto, all subject to the rights of the Trustee and the Holders.

                                                               EXECUTION VERSION

     9. BANKRUPTCY. Notwithstanding any other provision of this Agreement to the contrary, the Trustee shall be entitled, at any time and upon its sole discretion, to initiate or join as a petitioning creditor in an involuntary Insolvency or Liquidation Proceeding against the Company. The Junior Creditor shall not hinder, delay, limit or prohibit the exercise or enforcement of any right or remedy otherwise available to the Trustee and the Holders, PROVIDED, HOWEVER, the Junior Creditor shall: (a) subject to SECTION 3.3, retain its right to vote its proof of claim in any Insolvency of Liquidation Proceeding; and (b) retain any distributions of equally subordinated debt or equity securities up to the amount of the Subordinated Note Repayment Obligations.

     10. TERMINATION OF AGREEMENT. This Agreement shall terminate automatically upon on the 91st day after the date all First Mortgage Notes Obligations have been Paid in Full; PROVIDED, HOWEVER, that if the Trustee is holding excess proceeds to be released to the Junior Creditor, AA Capital, Premier or such other persons legally entitled thereto pursuant to SECTIONS 3.2 OR 3.4 of this Agreement, then the provisions of SECTIONS 3.2 AND 3.4 of this Agreement shall survive and shall not terminate until the date the Trustee has made the final disbursement of all remaining excess proceeds as provided in such SECTION 3.2 OR 3.4.

     11.  MISCELLANEOUS.

          11.1 WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          11.2 INVALIDITY. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          11.3 ASSIGNMENT. This Agreement is personal to the parties hereto and, except as expressly permitted under SECTION 5, the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          11.4 TIME. Time is of the essence of each provision of this Agreement.

          11.5 CHOICE OF LAW. This Agreement shall be governed by the laws of State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than SECTION 5-1401 of the New York General Obligations Law.

          11.6 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all

                                                               EXECUTION VERSION
prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          11.7 NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, or via facsimile, addressed as follows:

          To the Trustee:

                      U.S. BANK NATIONAL ASSOCIATION
                      60 Livingston Avenue
                      St. Paul, MN 55107-2292
                      Attn: Frank Leslie
                      Telephone: (651) 495-3913
                      Facsimile: (651) 495-8097

          To the Junior Creditor:

                      RANK AMERICA, INC.
                      Route 209, P.O. Box 447
                      Bushkill, PA 18324
                      Attn: Thomas V. Casale
                      Facsimile: (570) 588-1903

                      With a copy to:

                      PIPER RUDNICK LLP
                      203 North LaSalle Street, Suite 1800
                      Chicago, IL 60601-1293
                      Attn: Larry Goldberg
                      Facsimile: (312) 236-7516

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section to the others.

          11.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          11.9 RIGHT TO CONSULT COUNSEL. The Trustee may, if it deems necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder. The Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its capacity as the Trustee hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. The Company, pursuant to the Indenture, has agreed to pay all such reasonable counsel fees.

                                                               EXECUTION VERSION

          11.10 THIRD PARTY BENEFICIARIES. The provisions of this Agreement are intended for the sole benefit of the Trustee, the Holders and the Junior Creditor and there are no intended third party beneficiaries hereof, except for AA Capital, GAR and Premier solely with respect to their rights to receive excess proceeds (if any) to the extent set forth in SECTIONS 3.2(b) AND 3.4(b) of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                               EXECUTION VERSION

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                        Trustee:

                              U.S. BANK NATIONAL ASSOCIATION, a
                              national banking association, as Trustee on behalf of the Holders


                              By: /s/ Frank P. Leslie
                                 -------------------------
                                 Name: Frank P. Leslie
                                 Title: Vice President

                        Junior Creditor:

                              RANK AMERICA, INC.,
                              a Delaware corporation


                              By: /s/ Samantha Wren
                                 -------------------------
                                 Name: Samantha Wren
                                 Title: Treasurer


ACKNOWLEDGED AND AGREED

PREMIER ENTERTAINMENT BILOXI LLC,
a Delaware limited liability company


By: /s/ Joseph Billhimer
   ---------------------------
   Name: Joseph Billhimer
   Title: President

PREMIER FINANCE BILOXI CORP.,
a Delaware corporation


By: /s/ Joseph Billhimer
   ---------------------------
   Name: Joseph Billhimer
   Title: President

ACKNOWLEDGED AND AGREED

                                                               EXECUTION VERSION
as to SECTION 3.2(b) and 3.4(b) hereof:

AA CAPITAL EQUITY FUND, L.P.,
a Delaware limited partnership

By:  AA Private Equity Investors Management LLC,
     a Delaware limited liability company
Its: General Partner


     By: /s/ John A. Orecchio
        --------------------------------
        Name: John A. Orecchio
             ---------------------------
        Title: President
              --------------------------


AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P., a Delaware limited partnership

By:  AA Private Equity Investors Management LLC,
     a Delaware limited liability company
Its: General Partner

     By: /s/ John A. Orecchio
        --------------------------------
        Name: John A. Orecchio
             ---------------------------
        Title: President
              --------------------------


GAR, LLC,
a Mississippi limited liability company


By: /s/ Roy Anderson, III
   ------------------------------
   Name: Roy Anderson, III
   Title: Authorized Member

                                                               EXECUTION VERSION

                                    EXHIBIT A

                          FORM OF AGREEMENT TO BE BOUND

          This AGREEMENT TO BE BOUND is executed by [INSERT NAME OF ASSIGNEE] (the "ASSIGNEE").

          Reference is made to that certain Intercreditor Agreement dated as of January 23, 2004 between U.S. Bank National Association, a national banking association, as trustee under the Indenture (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE") and Rank America, Inc., a Delaware corporation (the "JUNIOR CREDITOR") (the "INTERCREDITOR AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.

          On ____________, 20__ (the "TRANSFER DATE"), Junior Creditor transferred [INSERT AMOUNT OF INTEREST TRANSFERRED] of the Subordinated Note held by it to the Assignee.

Therefore, and pursuant to SECTION 5 of the Intercreditor Agreement, the Assignee hereby executed this AGREEMENT TO BE BOUND, WHEREBY Assignee acknowledges that, as of the Transfer Date, it has become a "Junior Creditor" under the Intercreditor Agreement. The Assignee also hereby agrees to assume all of the obligations of a "Junior Creditor" under the Intercreditor Agreement and be otherwise bound by all of the terms thereunder, including without limitation the provisions relating to assignment. The Assignee further agrees to execute all documents necessary to carry out the purpose of this AGREEMENT TO BE BOUND and to cooperate with the Trustee for the expeditious filing of any and all documents and the fulfillment of the terms of this AGREEMENT TO BE BOUND. The Assignee recognizes that a security interest has been granted in the Subordinated Note to the Trustee, that such security interest shall be unaffected by assignment of the Subordinated Note to the Assignee, and that the Assignee shall be bound by all covenants with respect thereto, set forth in the Intercreditor Agreement and the Investment Agreement.

          Executed on this ___ day of ______, 20__.

                                         [INSERT NAME OF ASSIGNEE],
                                         as Assignee


                                         ---------------------------------------
                                         Name:
                                         Title:

                                   Page 1 of 1
                                    EXHIBIT A

                                                               EXECUTION VERSION